UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2016

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1720 North First Street San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events

On January 7, the California Water Service Company, the Registrant’s California regulated utility subsidiary (“Company”),  received a letter from a lawyer for  the City of Visalia stating that the City has decided not to pursue an acquisition of the Visalia District Water System.  The letter also states that the notice does not waive or prejudice the City’s reconsideration of the acquisition in the future.

The Company reiterates that the Visalia District Water System is not for sale and it will strongly oppose any future eminent domain action by the City of Visalia, if the City reconsiders the acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: January 13, 2016	By:	/s/Thomas F. Smegal

	Name:	Thomas F. Smegal

	Title:	Vice President, Chief Financial Officer & Treasurer